POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.


                                                  /s/ Betsy J. Bernard
                                                 B. J. Bernard

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ Jocelyn Carter-Miller
                                                 J. Carter-Miller

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ D. J. Drury
                                                 D. J. Drury

                                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ C. D. Gelatt
                                                 C. D. Gelatt, Jr.

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                    /s/ J. Barry Griswell
                                                 J. B. Griswell

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ Charles S. Johnson
                                                 C. S. Johnson

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                   /s/ William T. Kerr
                                                 W. T. Kerr

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ Lee Liu
                                                 L. Liu

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ V. H. Loewenstein
                                                 V. H. Lowenstein

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                    /s/ Ronald D. Pearson
                                                 R. D. Pearson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June, 2000.


                                             /s/ Federico F. Pena
                                             __________________________
                                                 F. F. Pena

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                   /s/ John R. Price
                                                 J. R. Price

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ Donald M. Stewart
                                                 D. M. Stewart

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June 2000.

                                                  /s/ E. E. Tallett
                                                 E. E. Tallett

                                POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, J. B. Griswell, G. R. Narber and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 27th day of June, 2000.

                                                  /s/ F. W. Weitz
                                                 F. W. Weitz